Exhibit 10.16

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #9

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 9 effective as of the last date on the signature page hereof and upon execution of the Settlement and License Agreement (as defined below) (the “Amendment Effective Date”), by and between CIMA LABS INC., a Delaware corporation (“CIMA”), and Azur Pharma Limited, an Irish limited company (“AZUR”), as assignee of Azur Pharma International III Limited, a Bermuda corporation, amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and AZUR dated August 22, 2005, as amended by that Amendment #1 effective October 19, 2005, Amendment #2 effective April 10, 2007, Amendment #3 effective as of January 1, 2008, Amendment #4 effective as of April 15, 2008, Amendment #5 effective as of September 9, 2008, Amendment #6 effective as of March 6, 2009 (“Amendment #6), and Amendment #7 effective as of February 20, 2009 (“Amendment #7), and Amendment #8 effective as of March 12, 2010 (“Amendment #8) (collectively, the “Agreement”).

WHEREAS, CIMA and AZUR are seeking to settle the CIMA/AZUR v. Barr litigation, Civil Action No. 08-531(LPS) and 09-349 (LPS) (jointly with 08-531(LPS)), currently pending in the United States District Court for the District of Delaware (the “Pending Litigation”); and

WHEREAS, CIMA and AZUR intend to enter into the Teva Settlement and License Agreement between CIMA and AZUR on one hand and Teva/Barr on the other hand as part of such settlement of the Pending Litigation (the “Settlement and License Agreement”).

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

(1) ***

(2) ***

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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(a) ***

(b) ***

(c) ***

(d) ***

(e) ***

(f) ***

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

2.

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(3) ***

(4) The introductory paragraph of Section 11.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“The term of this Agreement shall begin upon the Effective Date and unless sooner terminated as hereinafter provided, shall end on January 2, 2020. Notwithstanding the foregoing, this Agreement may be terminated as follows:”

(5) Section 12.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither CIMA nor AZUR may assign any of its rights, duties or obligations hereunder without the prior written consent of the other, such consent shall not be unreasonably withheld; except that no prior written consent shall be required in the event that a third party acquires substantially all of the assets or outstanding shares of, or merges with, AZUR or CIMA, as the case may be.

(6) Unless otherwise set forth in this Amendment #9, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

(7) In the event of any conflict between this Amendment #9 and the Agreement, the terms of this Amendment #9 shall control.

(8) All other terms and conditions of the Agreement shall remain in full force and effect. Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

3.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #9 to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.

BY:	/s/ Derek Moe

Name:	Derek Moe

Title:	VP

Date:	06 JUL 2011

AZUR PHARMA LIMITED

BY:	/s/ Fintan Keegan

Name:	Fintan Keegan

Title:	Senior Vice President, Technical Operations

Date:	5 July 2011

4.